UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 18, 2011 (October 12, 2011)

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)
(832) 369-6986
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     On October 12, 2011, Magnum Hunter Resources Corporation (the “Company”) received a notice from the Plan Administrator of the Magnum Hunter Resources Corporation 401(k) Employee Stock Ownership Plan (the “401(k) plan”) notifying the Company of a 401(k) plan blackout period. The blackout period is required to change the investment options under the 401(k) plan. During the blackout period, 401(k) plan participants will be unable to make contribution rate and future investment changes, investment election changes, loan repayments or requests and withdrawals/distributions under the 401(k) plan, including with respect to their open brokerage window account within the 401(k) plan that permits investment in the Company‘s common stock, 10.25% Series C Cumulative Perpetual Preferred Stock and 8.0% Series D Cumulative Preferred Stock. The blackout period is expected to begin on November 18, 2011 and end no later than November 22, 2011 (such period, the “Blackout Period”). The name, address and telephone number of the person designated by the Company to respond to inquiries about the Blackout Period is DK Smith, Magnum Hunter Resources Corporation, 777 Post Oak Boulevard, Suite 650, Houston, Texas 77506, telephone number (832) 369-6986.
     The Company received the notice required by section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, relating to the Blackout Period on October 12, 2011. On October 18, 2011, the Company sent a notice to its directors and executive officers informing them of the Blackout Period and the trading restrictions that apply to them with respect to the Company’s securities during the Blackout Period. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended.
     A copy of the notice to the directors and executive officers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, a security holder of the Company or other interested parties may obtain, without charge, information about the beginning date and the actual ending date of the Blackout Period by contacting DK Smith, Magnum Hunter Resources Corporation, 777 Post Oak Boulevard, Suite 650, Houston, Texas 77506, telephone number (832) 369-6986.
     The foregoing information is provided pursuant to Regulation BTR under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers dated October 18, 2011

SIGNATURES
In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION
Date: October 18, 2011	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers dated October 18, 2011